April 28, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
 John Hancock Institutional Series Trust (the "Registrant") on behalf of:
   John Hancock Independence Diversified Core Equity Fund II

      File Nos. 33-86102; 811-8852

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending February 29, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,

/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.


JOHN HANCOCK
Independence
Diversified Core
Equity Fund II

2.29.04

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

Trustees & officers
page 22

For your information
page 25


Dear Fellow Shareholders,

The stock market continued its advance in the first two months of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the new year: a rebounding economy, fueled by historically low interest rates and tax cuts, and improving corporate earnings. However, the market staged a correction in March that took back the year's advances and left many wondering what the market would do next. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

No matter what this year brings, one thing is certain: the stock market has just experienced nine straight years of very extreme returns. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus gain last year. After such a performance, we could be in for a more modest, less exciting year. But history also shows that this pattern is typical. The market, as measured by the Standard & Poor's 500 Index, has produced average annual results of 10.4% since 1926. However, that "normal" return is rare in any given year. In fact, since 1926, the S&P 500 has produced returns of 10%--12% in only three calendar years, according to Ibbotson. The stock market is indeed a market of extremes.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: work with your financial adviser to maintain a diversified portfolio, spread out among not only different asset classes -- stocks, bonds and cash -- but also among various investment styles. It's the best way we know of to benefit from, and weather, the market's extremes.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of February 29, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return, con-
sisting of capital
appreciation and
income, by nor-
mally investing at
least 80% of its
assets in a diversi-
fied portfolio of
equity securities
which are primarily
large-capitalization
companies. The
portfolio's risk pro-
file is substantially
similar to that of
the Standard &
Poor's 500 Index.

Over the last twelve months

* Stocks staged a strong advance across the board.

* The Fund outperformed its peers, but slightly trailed the S&P 500 Index.

* Several financial stocks were top contributors to Fund performance.

[Bar chart with heading "John Hancock Independence Diversified Core Equity Fund II." Under the heading is a note that reads "Fund performance for the year ended February 29, 2004." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The bar represents the 36.28% total return for the fund. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.8%   Exxon Mobil Corp.
 3.6%   Citigroup, Inc.
 2.7%   Motorola, Inc.
 2.7%   Altria Group, Inc.
 2.5%   Merrill Lynch & Co., Inc.
 2.4%   Guidant Corp.
 2.4%   McDonald's Corp.
 2.2%   Home Depot, Inc. (The)
 2.1%   United Technologies Corp.
 2.1%   Prudential Financial, Inc.

As a percentage of net assets on February 29, 2004.

BY JOHN MONTGOMERY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS'
REPORT

JOHN HANCOCK
Independence Diversified Core Equity Fund II

In a refreshing change from its performance during most of the new millennium, the stock market turned in a strong, sustained advance in the period under review. From March through August 2003, the rally was fueled by a swift end to the major hostilities in Iraq, another cut in short-term interest rates by the Federal Reserve Board and Congressional passage of the Bush administration's stimulative tax program. However, although corporate earnings were clearly improving, the economy continued to give off mixed signals.

In the second half of the period -- from September 2003 through February 2004 -- the economy broke out of its doldrums in decisive fashion. Perhaps the most salient statistic from that stretch of time was the unexpectedly robust 8.2% rate of growth in third quarter gross domestic product (GDP). Apparently, consumers -- their coffers a little fuller as a result of an August tax refund from the federal government -- spent aggressively during the important back-to-school shopping season. Confirming investors' growing optimism was the fourth quarter's more modest but still respectable 4.1% advance in GDP, resulting in economic growth of 3.1% for all of 2003 versus 2.2% for 2002. For its part, the Standard & Poor's 500 Index climbed from a low of just under 800 near the beginning of the period to close just under the 1150 level at period end.

"...the stock market
 turned in a strong,
 sustained advance
 in the period under
 review."

Despite the improving economy, employment remained soft. On the one hand, investors were encouraged that the nation's unemployment rate, which is subject to a variety of seasonal and other distortions, topped out at 6.4% in June and declined to 5.6% by January. Nevertheless, economists were disappointed by the lackluster growth in non-farm payrolls compared with previous recoveries. Answering questions after an address to the Stanford Institute for Economic Policy Research, Fed Chairman Alan

Greenspan commented that high productivity growth -- a phenomenon that enables companies to accomplish more with fewer employees -- was partly to blame for the low job-growth numbers. He added that "at some point" he expected economic growth to translate into higher job growth despite gains in productivity. Apart from that good news/bad news scenario, there was evidence that more U.S. jobs were falling victim to the trend toward outsourcing work to the Pacific Basin and other areas offering the enticement of cheap labor.

[Photo of John Montgomery flush right next to first paragraph.]

PERFORMANCE SUMMARY

For the 12 months ended February 29, 2004, John Hancock Independence Diversified Core Equity Fund II had a total return of 36.28%, beating the 34.46% return of the average large-cap core fund tracked by Lipper, Inc., but trailing the S&P 500 Index, which notched a 38.50% return. Historical performance can be found on pages six and seven.

"The Fund's performance
 relative to the S&P 500 was
 hurt by the speculative
 nature of the early stages
 of the rally..."

The Fund's performance relative to the S&P 500 was hurt by the speculative nature of the early stages of the rally, when investors gravitated toward companies with dismal -- or, in many cases, nonexistent -- earnings. A number of these companies had been feared to be on the brink of bankruptcy and saw their share prices surge when the threat of imminent bankruptcy faded. Investing in such companies ran counter to our management philosophy, which involves buying undervalued stocks of companies with meaningfully improving fundamentals.

INSURERS CONTRIBUTE; HEALTH CARE STRONG

Among the Fund's top contributors were two insurance companies: Hartford Financial and Prudential Financial. Both holdings were helped by the favorable environment for equity securities, which aided insurance company investment portfolios and boosted sales of their variable annuity products. Additionally, Prudential took some steps to strengthen its financial position, including selling off its brokerage unit and announcing a $1.5 billion stock buyback plan. Medical device provider Guidant also aided the Fund's overall return and helped it outperform the

S&P 500 in the health-care sector. Toward the end of the period, Guidant reiterated its first quarter earnings estimates and announced an agreement with Johnson & Johnson to market and sell drug-coated stents, the tiny devices used to prop open clogged arteries. Another contributor was EMC, which makes data storage hardware and software products. The improving economy, together with more stringent regulations on saving documents triggered by the recent wave of corporate scandals, were factors helping EMC's stock.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 12%, the second is Finance 10%, the third is Retail 10%, the fourth is Computers 9% and the fifth is Insurance 9%.]

DETRACTORS

Hospital operator HCA was the Fund's largest detractor. The company issued a profit warning in April 2003 that caused its stock to drop sharply. Slower-than-expected inpatient and outpatient traffic and significant declines in pulmonary and flu-related admissions were cited as the causes. We subsequently sold the stock. The shares of BMC Software, a provider of mainframe software, came under pressure as a result of more intense competition from IBM, which began offering bundled software and hardware solutions to its mainframe customers. To us, this development represented a significant cloud over BMC's prospects, and we liquidated the position. Energy services stock Cooper Cameron also disappointed us. An industry-wide delay in the pickup of new orders, along with the company's poor execution on some projects, led us to sell the stock.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-29-04." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

OUTLOOK

We look for the economic recovery to stay on course, although at a much slower rate of growth than we saw in the surprisingly robust third quarter of 2003. Further tax benefits could aid GDP growth in the first half of 2004, while in the second half we could see a modest deceleration. Importantly, we believe the economic expansion could proceed at a sufficiently modest pace to make the Fed cautious about raising interest rates, especially if job growth and inflation remain muted. Looking at corporate earnings, we think 2004 could see a double-digit increase, which would be good news for investors and should provide a favorable backdrop for stock prices. Accordingly, we expect to see improving fundamentals most evident in cyclical companies, which tend to be sensitive to the overall economy. On the other hand, we anticipate that defensive companies, which served us well during the recent bear market, will likely offer lackluster prospects. However, we will continue to revisit these forecasts in light of our disciplined methodology, making buy and sell decisions for the Fund accordingly.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Prudential Financial followed by an up arrow with the phrase "Sold brokerage unit; announced stock buyback plan." The second listing is Guidant followed by an up arrow with the phrase "Reiterated guidance; new agreement with J&J." The third listing is BMC Software followed by a down arrow with the phrase "Increasing competition from IBM."]

"We look for the economic
 recovery to stay on course,
 although at a much slower
 rate of growth..."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

A LOOK AT
PERFORMANCE

For the period ended
February 29, 2004
                                       Class I
Inception date                         3-10-95

Average annual returns
One year                                 36.28%
Five years                               -1.02%
Since inception                          10.33%

Cumulative total returns
One year                                 36.28%
Five years                               -5.02%
Since inception                         141.57%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $27,150 as of February 29, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II and is equal to $24,157 as of February 29, 2004.

             Cum Value of $10K          S&P 500
Plot Date             (No Load)    Total Return

3/10/95                $10,000          $10,000
6/30/95                 10,950           11,213
12/31/95                12,584           12,833
6/30/96                 13,783           14,127
12/31/96                15,110           15,779
6/30/97                 17,556           19,030
12/31/97                19,566           21,045
6/30/98                 23,448           24,773
12/31/98                25,466           27,060
6/30/99                 27,930           30,409
12/31/99                28,418           32,755
6/30/00                 28,374           32,619
12/31/00                26,463           29,778
6/30/01                 25,104           27,783
12/31/01                24,069           26,240
6/30/02                 21,183           22,787
12/31/02                18,447           20,441
6/30/03                 19,895           22,847
12/31/03                23,103           26,306
2/29/04                 24,157           27,150


                                         Class I 1
Period beginning                         3-10-95
Fund shares                              $24,157
Index                                    $27,150

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class I shares as of February 29, 2004.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
February 29, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



ISSUER                                                                                         SHARES           VALUE

COMMON STOCKS 99.44%                                                                                      $37,078,665
(Cost $28,117,385)

Aerospace 3.97%                                                                                             1,481,729
Boeing Co. (The)                                                                               15,900         689,583
United Technologies Corp.                                                                       8,600         792,146

Automobiles/Trucks 0.62%                                                                                      229,615
Ford Motor Co.                                                                                  9,700         133,375
General Motors Corp.                                                                            2,000          96,240

Banks -- United States 2.42%                                                                                  900,628
Bank of America Corp.                                                                           4,800         393,216
Bank One Corp.                                                                                  9,400         507,412

Beverages 1.07%                                                                                               399,150
Anheuser-Busch Cos., Inc.                                                                       7,500         399,150

Chemicals 1.74%                                                                                               647,703
Dow Chemical Co. (The)                                                                         14,900         647,703

Computers 9.31%                                                                                             3,471,703
Accenture Ltd. (Class A) (Bermuda)*                                                             3,300          76,230
Affiliated Computer Services, Inc.*                                                             8,400         405,384
Cisco Systems, Inc.*                                                                           10,800         249,480
Dell, Inc.*                                                                                    19,700         643,205
EMC Corp.*                                                                                     36,900         528,408
International Business Machines Corp.                                                           3,600         347,400
Microsoft Corp.                                                                                28,400         752,600
Symantec Corp.*                                                                                11,400         468,996

Consumer Products -- Misc. 1.33%                                                                              495,506
Clorox Co. (The)                                                                               10,100         495,506

Cosmetics & Personal Care 1.76%                                                                               656,064
Procter & Gamble Co. (The)                                                                      6,400         656,064

Electronics 7.30%                                                                                           2,720,650
Analog Devices, Inc.                                                                           12,600         628,740
General Electric Co.                                                                           18,300         595,116
Intel Corp.                                                                                     7,800         227,994


See notes to
financial statements.


FINANCIAL STATEMENTS

ISSUER                                                                                         SHARES           VALUE

Electronics (continued)
QLogic Corp.*                                                                                   7,200        $300,960
Sanmina-SCI Corp.*                                                                             45,000         571,050
Texas Instruments, Inc.                                                                         4,500         137,925
Vishay Intertechnology, Inc.*                                                                  11,500         258,865

Finance 10.33%                                                                                              3,853,192
Capital One Financial Corp.                                                                     1,100          77,792
Citigroup, Inc.                                                                                27,000       1,357,020
Goldman Sachs Group, Inc. (The)                                                                 2,500         264,675
J.P. Morgan Chase & Co.                                                                        14,900         611,198
MBNA Corp.                                                                                     17,800         486,474
Merrill Lynch & Co., Inc.                                                                      15,300         936,513
Morgan Stanley                                                                                  2,000         119,520

Food 1.06%                                                                                                    393,880
Archer Daniels Midland Co.                                                                     22,900         393,880

Household 0.36%                                                                                               135,504
Maytag Corp.                                                                                    4,800         135,504

Insurance 9.06%                                                                                             3,378,248
AFLAC, Inc.                                                                                    12,700         515,747
Allstate Corp. (The)                                                                            3,600         164,268
American International Group, Inc.                                                              2,600         192,400
Everest Re Group, Ltd. (Bermuda)                                                                5,100         445,689
Hartford Financial Services Group, Inc. (The)                                                  11,100         727,050
MetLife, Inc.                                                                                   4,800         168,720
Prudential Financial, Inc.                                                                     17,000         788,630
Travelers Property Casualty Corp. (Class B)                                                    20,600         375,744

Leisure 2.57%                                                                                                 959,502
Eastman Kodak Co.                                                                               3,100          88,474
Harley-Davidson, Inc.                                                                           3,500         185,920
Hasbro, Inc.                                                                                   17,400         380,538
Hilton Hotels Corp.                                                                            19,000         304,570

Manufacturing 1.78%                                                                                           663,262
Danaher Corp.                                                                                   7,400         663,262

Media 1.62%                                                                                                   605,802
InterActiveCorp*                                                                               18,600         605,802

Medical 12.38%                                                                                              4,615,318
Abbott Laboratories                                                                             3,400         145,520
Amgen, Inc.*                                                                                    2,800         177,884
Anthem, Inc.*+                                                                                  7,700         661,815
Boston Scientific Corp.*                                                                       12,100         494,285
Genentech, Inc.*                                                                                4,500         485,505
Guidant Corp.                                                                                  13,200         899,448
Pfizer, Inc.                                                                                   13,700         502,105
UnitedHealth Group, Inc.                                                                        6,500         403,000


See notes to
financial statements.


FINANCIAL STATEMENTS

ISSUER                                                                                         SHARES           VALUE

Medical (continued)
Watson Pharmaceuticals, Inc.*                                                                   9,300        $427,056
Wyeth                                                                                          10,600         418,700

Oil & Gas 5.79%                                                                                             2,160,313
BP Plc (American Depositary Receipt) (United Kingdom)                                           3,600         177,120
ConocoPhillips                                                                                  8,100         557,847
Exxon Mobil Corp.                                                                              33,800       1,425,346

Paper & Paper Products 1.63%                                                                                  606,784
International Paper Co.                                                                         9,600         424,896
Smurfit-Stone Container Corp.*                                                                  9,800         181,888

Retail 9.85%                                                                                                3,673,362
AutoZone, Inc.*                                                                                 7,800         699,660
Best Buy Co., Inc.                                                                              4,500         239,625
Home Depot, Inc. (The)                                                                         22,100         802,451
McDonald's Corp.                                                                               31,500         891,450
Staples, Inc.*                                                                                 19,000         498,180
Wal-Mart Stores, Inc.                                                                           9,100         541,996

Shoes & Related Apparel 1.87%                                                                                 695,875
Nike, Inc. (Class B)                                                                            9,500         695,875

Steel 0.55%                                                                                                   205,800
United States Steel Corp.                                                                       5,600         205,800

Telecommunications 5.38%                                                                                    2,005,926
BellSouth Corp.                                                                                 9,900         272,844
Motorola, Inc.                                                                                 54,000         996,300
Nextel Communications, Inc. (Class A)*                                                         20,000         529,800
Verizon Communications, Inc.                                                                    5,400         206,982

Tobacco 2.65%                                                                                                 989,860
Altria Group, Inc.                                                                             17,200         989,860

Transportation 0.97%                                                                                          361,621
FedEx Corp.                                                                                     2,900         199,172
United Parcel Service, Inc. (Class B)                                                           2,300         162,449

Utilities 2.07%                                                                                               771,668
Constellation Energy Group, Inc.                                                                6,800         270,300
Entergy Corp.                                                                                   3,800         225,302
PG&E Corp.*                                                                                     9,800         276,066


See notes to
financial statements.


FINANCIAL STATEMENTS


                                                                               INTEREST     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                             RATE     (000s OMITTED)          VALUE

SHORT-TERM INVESTMENTS 1.80%                                                                                 $668,880
(Cost $668,880)

Joint Repurchase Agreement 0.35%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 02-27-04 due 03-01-04 (Secured by
U.S. Treasury Inflation Indexed Bonds, 3.875%
due 04-15-29 and U.S. Treasury Inflation
Indexed Note, 2.000% due 01-15-14)                                             1.000%            $129         129,000


                                                                                               SHARES

Cash Equivalents 1.45%
AIM Cash Investment Trust**                                                                   539,880         539,880

TOTAL INVESTMENTS 101.24%                                                                                 $37,747,545

OTHER ASSETS AND LIABILITIES, NET (1.24%)                                                                   ($460,814)

TOTAL NET ASSETS 100.00%                                                                                  $37,286,731


 + All or a portion of this security is on loan as of February 29, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

   See notes to
   financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 29, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
per share.


ASSETS
Investments at value (cost $28,786,265)
including $532,890 of securities loaned                           $37,747,545
Cash                                                                      589
Receivable for investments sold                                        89,161
Dividends and interest receivable                                      54,097
Other assets                                                           47,354

Total assets                                                       37,938,746

LIABILITIES
Payable for shares repurchased                                          1,589
Payable for securities on loan                                        539,880
Payable to affiliates
Management fee                                                         15,776
Other                                                                   2,450
Other payables and accrued expenses                                    92,320

Total liabilities                                                     652,015

NET ASSETS
Capital paid-in                                                    18,920,845
Accumulated net realized gain on investments                        9,401,408
Net unrealized appreciation of investments                          8,961,280
Accumulated net investment income                                       3,198

Net assets                                                        $37,286,731

NET ASSET VALUE PER SHARE
Based on 5,603,989 shares outstanding                                   $6.65

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
February 29, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,371)               $966,086
Interest (including securities lending income of $5,039)               13,640

Total investment income                                               979,726

EXPENSES
Investment management fee                                             327,830
Auditing fee                                                           36,160
Transfer agent fee                                                     32,783
Custodian fee                                                          22,531
Accounting and legal services fee                                      19,793
Registration and filing fee                                            13,357
Miscellaneous                                                           4,726
Printing                                                                4,117
Trustees' fee                                                           3,482
Interest                                                                1,891
Legal fee                                                               1,127

Total expenses                                                        467,797

Net investment income                                                 511,929

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                   13,066,059
Change in net unrealized appreciation (depreciation)
of investments                                                      6,532,490

Net realized and unrealized gain                                   19,598,549

Increase in net assets from operations                            $20,110,478

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR          YEAR
                                                         ENDED         ENDED
                                                       2-28-03       2-29-04
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                 $542,202      $511,929

Net realized gain (loss)                            (3,604,224)   13,066,059
Change in net unrealized
appreciation (depreciation)                        (15,702,375)    6,532,490

Increase (decrease) in
net assets resulting from operations               (18,764,397)   20,110,478

Distributions to shareholders
From net investment income                            (533,023)     (577,841)
From net realized gain                                (347,849)           --
                                                      (880,872)     (577,841)
From Fund share transactions                        (6,798,473)  (42,798,794)

NET ASSETS
Beginning of period                                 86,996,630    60,552,888

End of period 1                                    $60,552,888   $37,286,731


1 Includes accumulated net investment income of $68,890 and $3,198, respectively.

  See notes to
  financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                            2-29-00     2-28-01     2-28-02     2-28-03     2-29-04

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                      $15.69      $14.23       $8.91       $6.50       $4.92
Net investment income 1                    0.09        0.09        0.05        0.04        0.04
Net realized and unrealized
gain (loss) on investments                 0.34       (0.29)      (0.75)      (1.55)       1.74
Total from
investment operations                      0.43       (0.20)      (0.70)      (1.51)       1.78
Less distributions
From net investment income                (0.09)      (0.10)      (0.06)      (0.04)      (0.05)
From net realized gain                    (1.80)      (5.02)      (1.65)      (0.03)         --
                                          (1.89)      (5.12)      (1.71)      (0.07)      (0.05)
Net asset value,
end of period                            $14.23       $8.91       $6.50       $4.92       $6.65
Total return 2 (%)                         1.99       (2.68)      (8.46) 3   (23.29)      36.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              $426        $147         $87         $61         $37
Ratio of expenses
to average net assets (%)                  0.64        0.67        0.70        0.74        0.71
Ratio of adjusted expenses
to average net assets 4 (%)                  --          --        0.70          --          --
Ratio of net investment income
to average net assets (%)                  0.57        0.61        0.64        0.77        0.78
Portfolio turnover (%)                       69          56          52          72          77

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total return would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

  See notes to
  financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the "Fund") is a separate portfolio of John Hancock Institutional Series Trust ("the Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average loan balance during the one-day period for which loans were outstanding amounted to $14,100,000, and the weighted average interest rate was 1.56%. Interest expense includes $604 paid under the line of credit.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 29, 2004, the Fund loaned securities having a market value of $532,890 collateralized by cash in the amount of $539,880. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter, when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended February 29, 2004, the tax character of distributions paid was as follows: ordinary income $577,841.

As of February 29, 2004, the components of distributable earnings on a tax basis included $3,036,439 of undistributed ordinary income and $6,464,413 of undistributed capital gain income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund's average daily net asset value up to $1 billion and (b) 0.45% of the Fund's average daily net asset value in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICO"). The Fund is not responsible for payment of the subadvisory fees.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 29, 2004, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees in connection with qualification as a dealer in various states and all other expenses in connection with the sale and offering for sale of the shares of the Fund, which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus, until June 1, 2003, reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $988 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb is a director and officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 2-28-03           YEAR ENDED  2-29-04
                              SHARES          AMOUNT        SHARES          AMOUNT

Shares sold                1,965,512     $10,992,475     1,673,266      $9,281,803
Distributions reinvested     133,141         729,563       101,586         577,841
Shares repurchased        (3,169,286)    (18,520,511)   (8,489,684)    (52,658,438)

Net decrease              (1,070,633)    ($6,798,473)   (6,714,832)   ($42,798,794)

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended February 29, 2004, aggregated $49,159,677 and $91,063,333, respectively.

The cost of investments owned on February 29, 2004, including short-term investments, for federal income tax purposes, was $28,844,544. Gross unrealized appreciation and depreciation of investments aggregated $9,189,830 and $286,829, respectively, resulting in net unrealized appreciation of $8,903,001. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended February 29, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $112, an increase in accumulated net investment income of $220 and a decrease in capital paid-in of $332. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 29, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

To The Board of Trustees and Shareholders of John Hancock Independence Diversified Core Equity Fund II,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Independence Diversified Core Equity Fund II (the "Fund") as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in this two-year period ended February 29, 2004 and 2003, respectively, and the financial highlights for each of the years in the five-year period ended February 29, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2004, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 8, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended February 29, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended February 29, 2004, 26.91% of the dividends qualifies for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2004 U.S. Treasury Department Form 1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
James F. Carlin, Born: 1940                                                                 1995                31
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since
1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director and Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments)
(since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc.
(until 1999), Carlin Insurance Agency, Inc. (until 1999); Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                           1995                31
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since 2000), STC Broadcasting,
Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (since 2001), Adorno/
Rogers Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2001),
rateGenius (since 2001), Jefferson-Pilot Corporation (diversified life insurance company)
(since 1985), New Century Equity Holdings (formerly Billing Concepts) (until 2001),
eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001),
LBJ Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000), AskRed.com (until 2001), Southwest Airlines (since 2000)
and Introgen (since 2000); Advisory Director, Q Investments (since 2000); Advisory
Director, Chase Bank (formerly Texas Commerce Bank -- Austin) (since 1988),
LIN Television (since 2002) and WilTel Communications (since 2002).

Ronald R. Dion, Born: 1946                                                                  1995                31
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, Boston Stock Exchange; Director, BJ's
Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee,
Emmanuel College.


22



                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             1995                31
Chairman and Trustee, Dunwoody Village, Inc. (retirement services);
Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and
Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997) (gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky, Born: 1944                                                               1995                31
Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of
Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC
(real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                                 1995                31
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine Division (retired 1991).

John P. Toolan, 2 Born: 1930                                                                1995                31
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company); Chairman,
Smith Barney Trust Company of Florida (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


INTERESTED TRUSTEES 3


NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Maureen Ford Goldfarb, Born: 1955                                                           2000                51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and Chief
Executive Officer, the Adviser and The Berkeley Group; Chairman, Director,
President and Chief Executive Officer, John Hancock Funds; Chairman,
Director, President and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Subsidiaries, LLC and Signature Services; Investment Company Institute
Board of Governors (since 2002); Senior Vice President, MassMutual
Insurance Co. (until 1999).


23


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

William H. King, Born: 1952                                                                                     1995
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1995
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INVESTMENT SUBADVISER

Independence Investment LLC
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1001
                                  Boston, MA 02217-1001

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-888-972-8696

24-hour automated information     1-800-597-1897

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-888-972-8696
1-800-554-6713 (TDD)
1-800-597-1897 EASI-Line

www.jhfunds.com

Now available: electronic delivery www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock Independence Diversified Core Equity Fund II.


4250A 2/04
      4/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, February 29, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $30,300 for the fiscal year ended February 28, 2003 and $31,800 for the fiscal year ended February 29, 2004. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended February 28, 2003 and fiscal year ended February 29, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $2,100 for the fiscal year ended February 28, 2003 and $2,250 for the fiscal year ended February 29, 2004. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended February 28, 2003 and fiscal year ended February 29, 2004 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2003 and February 29, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended February 29, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $147,813 for the fiscal year ended February 28, 2003, and $63,075 for the fiscal year ended February 29, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
      ------------------------------
      Maureen Ford Goldfarb
      Chairman, President and Chief Executive Officer


Date:    April 26, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
      -------------------------------
      Maureen Ford Goldfarb
      Chairman, President and Chief Executive Officer


Date:   April 26, 2004


By:
      -------------------------------
      Richard A. Brown
      Senior Vice President and Chief Financial Officer


Date:    April 26, 2004